SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 21, 2006


                           Natus Medical Incorporated
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             (Exact name of registrant as specified in its charter)


         Delaware                    000-33001                   77-0154833
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


               1501 Industrial Road, San Carlos, California 94070
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (650) 802-0400
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                                 Not applicable
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02       Results of Operations and Financial Condition.

On February 21, 2006, Natus Medical Incorporated (the "Company") is issuing a press release and holding a conference call regarding its financial results for the fourth quarter and year ended December 31, 2005 and other financial information. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



ITEM 9.01.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

      (c)       Exhibits.

                Exhibit No.     Description
                -----------     -----------

                99.1 Press release of Natus Medical Incorporated dated February 21, 2006 describing the Company's results for the fourth quarter and year ended December 31, 2005 and other financial information.







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NATUS MEDICAL INCORPORATED


Date: February 21, 2006                      By: /s/ Steven J. Murphy
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                                                 Steven J. Murphy
                                                 Chief Financial Officer

                                Index to Exhibits

     Exhibit No.        Description
     -----------        -----------

     99.1 Press release of Natus Medical Incorporated dated February 21, 2006 describing the Company's results for the fourth quarter and year ended December 31, 2005 and other financial information.